                                                             Exhibit No. EX-99.q

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Thomas L. Bennett
Thomas L. Bennett

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"), hereby  constitute and appoint David F. Connor,  David P. O'Connor and Richard Salus,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution, and  with  full  power  to each of  them,  to sign  for me and in my name in the appropriate  capacity, all  Registration  Statements of the Trusts on Form N-1A,
Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Patrick P. Coyne
Patrick P. Coyne

-------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ John A. Fry
John A. Fry

---------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Anthony D. Knerr
Anthony D. Knerr

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned  member of Delaware  Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor, Patrick P.
Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all
Registration  Statements of the Trusts on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and be half in connection therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

-------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Ann R. Leven
Ann R. Leven

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Thomas F. Madison
Thomas F. Madison

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the Chief  Financial  Officer of  Delaware  Investments  Family of Funds
listed below (the  "Trusts"),  hereby  constitute  and appoint  David F. Connor,
Patrick P. Coyne and David P.  O'Connor,  and each of them  singly,  my true and lawful attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all
Registration  Statements of the Trusts on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Richard Salus
Richard Salus

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ Jan L. Yeomans
Jan L. Yeomans

--------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
15th day of November, 2006.

/s/ J. Richard Zecher
J. Richard Zecher

---------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                     Voyageur Insured Funds
Delaware Group Cash Reserve                      Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                    Voyageur Investment Trust
Delaware Group Equity Funds II                   Voyageur Mutual Funds
Delaware Group Equity Funds III                  Voyageur Mutual Funds II
Delaware Group Equity Funds IV                   Voyageur Mutual Funds III
Delaware Group Equity Funds V                    Voyageur Tax Free Funds
Delaware Group Foundation Funds                  Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                   Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds     Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust       Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust